EXHIBIT 23



                 [LETTERHEAD OF ADDISON, ROBERTS & LUDWIG, P.C.]





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated August 31, 1998, which appears in the annual report on Form 10-KSB, as amended, of Wavetech International, Inc. for the year ended August 31, 1997.


                                        /s/ Addison, Roberts & Ludwig, P.C.
                                        -----------------------------------
                                        Addison, Roberts & Ludwig, P.C.



Tucson, Arizona
September 29, 1998